EXHIBIT 99.1

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

Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
27-May-03                                                                   24
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Balances
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

                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $462,886,987
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907        $1,984,699
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $155,102,288
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $496,664,699
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $17,704,587
           Receipts of Pre-Paid Principal                                 $15,033,483
           Liquidation Proceeds                                              $513,850
           Principal Balance Allocable to Gross Charge-offs                  $525,791
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $33,777,712

        Interest Distribution Amount
           Receipts of Interest                                            $2,935,080
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($475,363)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $45,546
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $13,209
        Total Receipts of Interest                                         $2,518,473

        Release from Reserve Account                                         $300,429

     Total Distribution Amount                                            $36,070,823

     Ending Receivables Outstanding                                      $462,886,987

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $2,835,577
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($475,363)
     Ending Period Unreimbursed Previous Servicer Advances                 $2,360,214

Collection Account
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     Deposits to Collection Account                                       $36,070,823
     Withdrawals from Collection Account
        Servicing Fees                                                       $413,887
        Class A Noteholder Interest Distribution                           $1,905,892
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $33,606,354
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                         $0
     Total Distributions from Collection Account                          $36,070,823





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
Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
27-May-03                                                                   24
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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $191,504
        Release from Collection Account                                            $0
     Total Excess Funds Released to the Depositor                            $191,504

Note Distribution Account
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     Amount Deposited from the Collection Account                         $35,656,936
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $35,656,936

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $33,606,354      $155,102,288     $67.35        31.08%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                         $739,109             $1.48
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       36,769            35,395
     Weighted Average Remaining Term                                            29.14             28.26
     Weighted Average Annual Percentage Rate                                    7.57%             7.56%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $410,486,372            88.68%
        1-29 days                                                         $40,772,362             8.81%
        30-59 days                                                         $8,850,013             1.91%
        60-89 days                                                         $1,681,046             0.36%
        90-119 days                                                          $326,890             0.07%
        120+ days                                                            $770,303             0.17%
        Total                                                            $462,886,987           100.00%
        Delinquent Receivables +30 days past due                          $11,628,252             2.51%

Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
27-May-03                                                                   24
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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $525,791
        Recoveries for Current Period                                         $45,546
        Net Losses for Current Period                                        $480,245

        Cumulative Realized Losses                                         $6,978,054


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $1,247,986                69
        Ending Period Repossessed Receivables Balance                      $1,259,229                69
        Principal Balance of 90+ Day Repossessed Vehicles                     $73,715                 5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $2,156,057
     Beginning Period Amount                                               $2,156,057
     Ending Period Required Amount                                         $1,984,699
     Current Period Release                                                  $171,358
     Ending Period Amount                                                  $1,984,699
     Next Distribution Date Required Amount                                $1,820,952

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $12,416,617
     Beginning Period Amount                                              $12,416,617
     Net Investment Earnings                                                  $13,209
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                            $300,429
     Current Period Release to Depositor                                     $191,504
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684


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